UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 08, 2024

ENOVA INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35503	45-3190813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 West Jackson Boulevard
Chicago, Illinois		60604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 568-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.00001 par value per share	ENVA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Enova International, Inc. (“Enova” or the “Company”) was held on May 8, 2024. There were 27,487,011 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 25,315,278 shares were present in person or by proxy. The stockholders elected Ellen Carnahan, Daniel R. Feehan, David Fisher, William M. Goodyear, James A. Gray, Gregg A. Kaplan, Mark P. McGowan, Linda Johnson Rice and Mark A. Tebbe as directors; approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation; ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024; and approved the Enova International, Inc. Fourth Amended and Restated 2014 Long-Term Incentive Plan.

The following is a summary of the voting results for the matters voted upon by the stockholders during the Annual Meeting:

Proposal No. 1 - Election of nine members of the Company’s Board of Directors for a one-year term to expire at the 2025 Annual Meeting of Stockholders.

Director’s Name	Votes For	Votes Against	Broker Non-Votes
Ellen Carnahan	23,288,231	60,605	1,960,534
Daniel R. Feehan	19,737,497	3,334,850	1,960,534
David Fisher	22,696,953	504,019	1,960,534
William M. Goodyear	23,306,014	42,511	1,960,534
James A. Gray	22,456,091	870,215	1,960,534
Gregg A. Kaplan	23,143,558	204,862	1,960,534
Mark P. McGowan	23,307,762	40,763	1,960,534
Linda Johnson Rice	20,487,589	2,861,247	1,960,534
Mark A. Tebbe	23,143,337	205,476	1,960,534

Proposal No. 2 - A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,492,192	831,969	30,583	1,960,534

Proposal No. 3 - Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
25,146,039	117,076	52,163

Proposal No. 4 - Approval of the Enova International, Inc. Fourth Amended and Restated 2014 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,823,243	2,512,202	19,299	1,960,534

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova International, Inc.

Date:	May 8, 2024	By:	/s/ Sean Rahilly
Sean Rahilly General Counsel & Secretary